UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

StarTek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-12793	84-1370538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Carrara Place
4th Floor Suite 485
6200 South Syracuse Way
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices) (Zip Code)

(303) 262-4500
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SRT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2021, the Board of Directors of StarTek, Inc. (the “Company or StarTek ”) appointed Bharat Rao to serve as the Acting President of the Company.

Mr. Rao, age 56, is a Managing Partner of Capital Square Partners (“CSP”). He has been on the boards of StarTek and StarTek’s joint venture in the Middle East since 2018. Prior to CSP, Mr. Rao was a Managing Director with the investment banking arm of Credit Suisse in Asia from November 2012 to June 2016 and focused on financial sponsors and structured solutions. Prior to joining Credit Suisse Mr. Rao was a Managing Director and managed key client relationships including the financial sponsors group for ING Bank in Southeast Asia from August 2010 to November 2012. Before transitioning to investment banking, Mr. Rao was with Actis, a leading emerging market focused growth and buyout private equity fund manager . Prior to taking on a senior role with a leading private equity fund manager, Mr. Rao was a Partner with the Australasian practice of PricewaterhouseCoopers and focused on providing transactions advisory services from February 1999 to July 2006. He started his career with Citibank N.A in 1990. Mr. Rao holds a bachelor’s degree with honors in Electrical Engineering from the Indian Institute of Technology and an M.B.A. from the Indian Institute of Management.

There are no arrangements or understandings between Mr. Rao and any other person pursuant to which he was appointed as an officer and there are no family relationships between Mr. Rao and any director or executive officer of the Company. Mr. Rao has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARTEK, INC.

Date: September 13, 2021	By:	/s/ Vikesh Sureka
Vikesh Sureka
Chief Financial Officer